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                                                                   Exhibit 10(i)

                               ESCROW AGREEMENT


     ESCROW AGREEMENT (this "Agreement"), dated as of October 31, 2001, by and among Enviro-Clean of America, Inc., a Nevada corporation, the principal place of business of which is located at 1023 Morales Street, San Antonio, Texas 78207 ("Company"), Randall K. Davis, an individual, who has been appointed Agent and Attorney-In-Fact for certain purchasers of the Company's promissory notes and whose principal place of business is located at 1023 Morales Street, San Antonio, Texas 78207 ("Agent") and Randall K. Davis as the escrow agent (the "Escrow Agent"):

                                   Recitals

     WHEREAS, the Company holds title to certain shares of common stock, par value $0.01 (the "Common Stock"), of IVAX Diagnostics, Inc., a Delaware Corporation ("Diagnostics");

     WHEREAS, from time to time before, on and after the effective date of this Agreement, the Company will issue promissory notes to private investors (all such notes, whenever created or issued being referred to herein as the "Notes") in a private offering (the "Offering") pursuant to that certain private placement memorandum dated August 23, 2001 (the "Memorandum");

     WHEREAS, the Company has agreed to grant a security interest in certain shares of Common Stock of Diagnostics (the "Diagnostics Shares") in favor of the private investors in order to secure the payment of all Notes whenever issued pursuant to that certain security agreement of even date with this Agreement among the Agent and the Company (the "Security Agreement") and Agent has been appointed by the private investors to act as their sole Agent and Attorney-in-Fact in all matters pertaining to the security interest in the Collateral pursuant to that certain agency agreement among the holders of the Investor Notes, Secured Party as agent for the holders of the Notes, and Debtor (the "Agency Agreement"); and

     WHEREAS, the Company has agreed to deliver the Diagnostics Shares to the holders of the Notes (the "Holders") to ensure perfection of the security interest by delivering the Diagnostics Shares and appropriate stock powers (the "Stock Powers") to an escrow agent to hold for the benefit of the Holders. This Agreement, the Agency Agreement, the Notes, the Security Agreement and all other documents and instruments executed in connection herewith or therewith, are collectively referred to as the "Offering Documents."

     NOW, THEREFORE, in consideration of the purchase of the Notes by the private investors, the premises and the agreements herein contained, and other good and valuable

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consideration, the receipt and sufficiency of which is hereby acknowledged,
Company, Agent and Escrow Agent hereby agree as follows:

     1.   Delivery of Diagnostics Shares.

     Upon the Final Closing of the Offering (as defined in the Memorandum), the Company shall deliver to the Escrow Agent a number of Diagnostics Shares with an aggregate Fair Market Value (as defined below) equal to 125% of the total aggregate face value of the Notes purchased pursuant to the Offering. In addition, the Company shall deliver to the Escrow Agent appropriate Stock Powers in favor of the Holders. The delivery of the Diagnostics Shares and Stock Power to the Escrow Agent is intended by the Parties to be a delivery of the Diagnostics Shares to the Holders and is intended to give the Holders full control of the delivered Diagnostics Shares, in order to perfect a security interest as described in the Texas Business and Commerce Code.

     The "Fair Market Value" per share of Common Stock of the Diagnostics Shares shall be equal to the average of the closing price per share of Common Stock of Diagnostics as reported by The American Stock Exchange or such other securities exchange, market or quotation system on which Common Stock of Diagnostics is then listed for trading or quoted on each of the ten (10) trading days prior to the date hereof or each Value Review Date (herein defined) as the case may be.

     2.   Terms of Escrow.

          (a) The Escrow Agent shall hold the delivered Diagnostics Shares in escrow pending notice from the Agent directing the Escrow Agent to release the Diagnostics Shares and Stock Power to the Company, subject to the adjustments described below. The Company shall deliver written notice of the total amount of Notes outstanding (the "Outstanding Note Amount") to the Agent, at least five
(5) days prior to each of the Value Review Dates, as defined in this Section 2. On January 1, April 1, July 1, and October 1 of every year during the term of the Notes, so long as any Notes remain outstanding (the "Value Review Dates"), the Escrow Agent shall calculate the number of Diagnostics Shares which Fair Market Value would equal 125% of the Outstanding Note Amount on such dates. The Agent shall then give notice on that day, by phone, electronic mail, facsimile or any other delivery method, to the Escrow Agent and the Company (each such notice being referred to herein as an "Agent Notice"). Each Agent Notice shall specify (1) the Fair Market Value per share of the Diagnostics Shares and (2) the number of Diagnostics Shares with a Fair Market Value that is 125% of the Outstanding Note Amount, (3) the number and Fair Market Value of Diagnostics Shares currently held by the Escrow Agent for purposes of this Agreement, (4) if the Fair Market Value of the Diagnostics Shares held by the Escrow Agent exceeds 125% of the Outstanding Note Amount (the "Excess Amount"), the total Excess Amount and the number of Diagnostics Shares with a Fair Market Value equal to the Excess Amount (the "Excess Shares"), and (5) if the Fair Market Value of the Diagnostics Shares held by the Escrow Agent is less than the Outstanding Note Amount ("Deficit Amount"), then the total Deficit Amount and the number of Diagnostics Shares with a Fair Market Value equal to the Deficit Amount (the "Deficit Shares"). The Escrow Agent shall

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be entitled to rely completely on the Agent Notice and shall be under no duty whatsoever to make any calculations regarding any of the calculations made therein.

          (b) Upon receipt of an Agent Notice by the Company in which there is an Excess Amount, the Company may request that the Escrow Agent deliver all or any portion of the Excess Shares to the Company by sending a written notice of request to be delivered to the Escrow Agent ("Company Request") within three (3) days of a Value Review Date. Upon receipt of a Company Request, the Escrow Agent must, as soon as practicable, deliver to the Company the requested Diagnostics Shares and any documents necessary to relinquish any rights by the Holders in the Excess Shares and the Agent shall execute any such documents on behalf of the Holders.

          (c) Upon receipt of an Agent Notice by the Company in which there is a Deficit Amount, the Company must, within three (3) days of a Value Review Date, deliver to the Escrow Agent the total number of Deficit Shares, rounded up to the nearest whole number.

          (d) In the event that any dispute relates to a claim by the Company that it (i) is entitled to receive a greater number of Excess Shares or (ii) is required to deliver a lesser number of Deficit Shares than is set forth in the Agent Notice, the Escrow Agent may release or receive any such undisputed number of Diagnostics Shares as is specified in the relevant Agent Notice in reliance upon such Agent Notice.

     3.   Duties and Obligations of the Escrow Agent.

          (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depository only and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence in performance of its duties hereunder. The Escrow Agent shall have no liability whatsoever for the failure of the Agent or the Company to perform any of their respective obligations hereunder, under the Offering Documents or otherwise.

          (b) The Escrow Agent may consult with counsel of its choice, if it so chooses, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          (c) The parties acknowledge that the Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Agent and the Company are parties, whether or not it has knowledge thereof, except as may be required in Escrow Agent's role as a party of any such document, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Agent or the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Agent and the Company, and agreed to in writing by the Escrow Agent.

          (d) Whenever the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict

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with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow, until it shall be directed otherwise in writing by the Agent or by a final judgment of a court of competent jurisdiction.

          (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine, including without limitation any Agent Notice. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

          (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of any funds, securities or documents held in escrow pursuant to this Agreement.

          (g) The Escrow Agent may at any time resign and be discharged from this escrow obligations hereby created by giving sixty (60) days prior written notice of such resignation by mailing notice thereof to the Company and to the Agent, and such resignation shall take effect upon the appointment of, and acceptance of such appointment by, a successor Escrow Agent, such successor Escrow Agent to be appointed by the Holders in the manner hereinafter provided. The Escrow Agent may be removed after thirty (30) days' written notice by Holders holding more than 50% of the aggregate principal amount of Notes then outstanding by filing with the Agent and with the Company evidence of the action in that regard taken by the Holders. If at any time the Escrow Agent (i) shall resign or shall be removed or (ii) shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Escrow Agent or of its property shall be appointed, or any public officer shall take charge or control of the Escrow Agent or of this property or affairs for the purpose or rehabilitation, conservation or liquidation, then a vacancy shall be deemed to exist in the office of the Escrow Agent, and a successor Escrow Agent may be appointed by Holders holding more than 50% of the aggregate principal amount of Notes then outstanding by filing with the successor Escrow Agent, the Company and the retiring Escrow Agent evidence of the action. If no successor Escrow Agent shall have been appointed pursuant to the foregoing provisions of this paragraph, and accepted appointment in accordance with this Agreement, Holders holding more than 50% of the aggregate principal amount of Notes then outstanding or the retiring Escrow Agent may apply to any court of competent jurisdiction to appoint a successor Escrow Agent. Said court may thereupon after such notice, if any, as the court may deem proper and prescribe, appoint a successor Escrow Agent. Any resignation or removal of the Escrow Agent under this Agreement and any appointment of a successor Escrow Agent pursuant to this Agreement shall become effective upon acceptance of appointment by the successor Escrow Agent. Any successor Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor Escrow Agent, and also to the Holders and the Company an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or

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conveyance, shall become fully vested with all the properties, rights, powers, trusts, duties and obligations of its predecessor hereunder, with like effect as if originally named as Escrow Agent herein.

          (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Agent or the Company. The Company acknowledges that the Escrow Agent also will acts as Agent in connection with the Offering. The Company expressly consents to the Escrow Agent's role as Agent and Attorney-in-Fact of the Holders.

          (i) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

     4.   Escrow Fees.

          There shall be no fee paid to the Escrow Agent for serving under this Escrow Agreement. However, the Company shall reimburse the Escrow Agent for any expenses incurred by the Escrow Agent in connection with its services under this Escrow Agreement. Reimbursement of such expenses shall be due immediately upon receipt of the Company of an invoice from the Escrow Agent specifying the nature and amount of such expenses.

     5.   Indemnification.

          (a) To the extent that the Agent and the Escrow Agent are different parties during this Agreement, the Agent hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, damages, taxes, liabilities or expenses (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against Escrow Agent with respect to the performance of any of the provisions of this Agreement; provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

          (b) The Company hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, damages, taxes, liabilities or expenses (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Agent, if the Agent is a different party than the Escrow Agent, against Escrow Agent with respect to the performance of any of the provisions of this Agreement; provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

          (c) The Agent and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement by any party other than as described in Sections 5(a) and (b), including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder;

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provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

     6.   Miscellaneous.

          (a) All notices, requests, demands and other communications hereunder shall be in writing, unless otherwise indicated herein, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by telecopier, upon receipt of proof of sending thereof, (iii) is sent by Express Mail, Federal Express or other express delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, upon receipt or refusal or failure to accept receipt, in each case if delivered to the following addresses:

               (i)  If to the Agent or Escrow Agent, to:

                    Randall K. Davis
                    1023 Morales Street
                    San Antonio, Texas 78207
                    Tel.: (210) 227-9161
                    Fax:  (210) 224-2169

               (ii) If to the Company, to:

                    Enviro-Clean of America, Inc.
                    1023 Morales Street
                    San Antonio, Texas 78207
                    Tel.: (210) 227-9161
                    Fax:  (210) 224-2169
                    Attention: Randall K. Davis, Chief Executive Officer

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

          (b) This Agreement shall be construed and enforced in accordance with the laws of the State of Texas. All parties hereto consent to submit any dispute hereunder to Courts located within the State of Texas.

          (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                          [Signature Page to Follow]

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                   [Signature Page to the Escrow Agreement]



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

                              ENVIRO-CLEAN OF AMERICA, INC.



                              By:   /s/ Randall K. Davis
                                  -------------------------------------------
                                  Randall K. Davis, Chief Executive Officer


                              THE AGENT AND ESCROW AGENT:



                                    /s/ Randall K. Davis
                                  -------------------------------------------
                                  Randall K. Davis

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